                                                         EXHIBIT 23.2

                                     ARTHUR
                                    ANDERSEN


                            ARTHUR ANDERSEN & CO, SC






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 11, 1995 included in California Amplifier, Inc.'s Form 10-K for the year ended March 4, 1995 and to all references to our Firm included in this registration statement.



                                        /s/   ARTHUR ANDERSEN LLP
                                        ---------------------------
                                            Arthur Andersen LLP


Los Angeles, California
June 27, 1995